UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

__________________________

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

Avid Technology, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies: ___________________________________________________________________________________________
	2.	Aggregate number of securities to which transaction applies: ___________________________________________________________________________________________
3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________________________

	4.	Proposed maximum aggregate value of transaction: ___________________________________________________________________________________________
	5.	Total fee paid: ___________________________________________________________________________________________
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1.	Amount Previously Paid: ___________________________________________________________________________________________
	2.	Form, Schedule or Registration Statement No.: ___________________________________________________________________________________________
	3.	Filing Party: ___________________________________________________________________________________________
	4.	Date Filed: ___________________________________________________________________________________________

The following email was sent to Avid Technology, Inc.’s employees on August 9, 2023:

FROM: Jeff Rosica

TO: All Employees

SUBJECT: Exciting News about Avid’s Future

Hello Team,

I’m very happy to share news that we’ll be making a major leap forward that we believe will empower us to accelerate Avid’s strategic vision and innovate faster than ever before for our customers and users who are counting on us to help shape their future. Moments ago, we announced that Avid entered into a definitive agreement to be acquired by an affiliate of STG, a private equity firm focused on investing in software and software-enabled technology services businesses. You can find our press release, which discusses the proposed transaction in more detail, [HERE].

This marks the start of a new and exciting chapter for Avid as we continue to build on our position as the preeminent technology provider powering the media and entertainment industry. One major aspect of this transaction is that when it’s completed, we will no longer be a publicly traded company listed on Nasdaq. It is important to know our Board and management team carefully evaluated potential paths forward for our company and determined that this transaction – and becoming a private company – is the best path forward for Avid and our stockholders. We are confident that this transaction will support our ability to continue developing and delivering powerful tools that help creators of TV, film and music to re-imagine how they bring their stories to life.

STG brings deep investment experience in the technology sector, and we’re confident they will provide valuable support as we accelerate the achievement of our strategic vision, building on the momentum of our successful transformation achieved over the past several years. They bring experience, flexibility, and resources to build strategic value and unlock the potential of innovative companies like ours. They are dedicated to transforming and building outstanding technology companies with world-class management teams. In short, we believe that this transaction will strengthen our business, expand our role in the industry as a first mover, and reaffirm our commitment as media creators’ product of choice.

Today’s news is a clear testament to our outstanding team and the innovative solutions we offer to media creators. By working as one team with one vision, we’ve achieved so much over the past few years and through this transaction, we will enter an exciting new era, building upon over 30 years of technology invention, category creation and presence across film, TV and music. We’re eager to deliver on the promises and commitments that we have in front of us today, and we are confident that, following the closing of this transaction, we will be able to make even bolder moves and accelerate our pace of innovation. We believe that as a private company, we will have more opportunities to expand our role to help the entire industry embrace change and evolve with speed.

What This Means for You

While today’s announcement marks an important milestone, it will be business as usual for us until the transaction closes, which is expected to be in the fourth quarter of 2023 (subject to approval by Avid’s stockholders, regulatory approvals and other customary closing conditions). This is just the first step in the process.

It’s our focus and grit that got us to this point, and we can’t let up now. We must keep serving our customers and helping creators collaborate seamlessly without interruption.

This news may generate media interest, and it is important we speak with one voice. If you are contacted by anyone outside of our company, please direct media inquiries to Jim Sheehan (jim.sheehan@avid.com) and investor inquiries to Whit Rappole (whit.rappole@avid.com). For our customer- and partner-facing teams, we will be sharing a set of materials for use in response to inquiries.

Next Steps

Please join our All-hands Zoom meeting at 10 a.m. ET tomorrow, Thursday, August 10, where you’ll hear directly from me and our leadership team. In the meantime, we’ve published an FAQ document on our intranet with information about today’s news. Since we’ll focus this gathering on the transaction announcement, I encourage you to read the other news we issued today about our solid financial performance in the second quarter of 2023 [link to earnings press release]. My extreme gratitude to everyone for delivering these results.

Thank you for your hard work and dedication. Simply put, without you, we wouldn’t be where we are today. Together, we’ve created differentiated technologies that we believe are poised to continue to thrive, and we have a bright future ahead. I am confident that, following the closing of this transaction, we will be better positioned to continue doing what we do best: expanding our community of users and delivering innovative solutions that solve the creative needs of our customers.

My best,

JR

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving Avid Technology, Inc. (the “Company”), Artisan Bidco, Inc. (“Parent”) and Artisan Merger Sub, Inc., whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at www.avid.com or by mail to Avid Technology, Inc., 75 Blue Sky Drive, Burlington, MA 01803, Attention: Whit Rappole, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 28, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations of future events and may include words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “feel,” “intend,” “may,” “plan,” “should,” “seek,” “will” and “would,” or other comparable terms, but the absence of these words does not mean a statement is not forward-looking. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. The foregoing list is not exhaustive, and readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and other reports and documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and ir.avid.com. Forward-looking statements speak only as of the date of this communication. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

The following email was sent to Avid Technology Inc.’s customers on August 9, 2023:

SUBJECT: Exciting News About Avid’s Future

Dear [ENTERPRISE CUSTOMER],

On behalf of Avid, I’m very pleased to share the news that our company will be making a leap forward that we believe will accelerate Avid’s strategic vision and our innovation for customers like you today and in the future.

Earlier today, Avid announced that it has entered into a definitive agreement to be acquired by an affiliate of STG, a private equity firm focused on investing in software and software-enabled technology services businesses. The firm brings experience, flexibility, and resources to build strategic value and unlock the potential of innovative companies like ours. STG builds customer-centric, market-winning portfolio companies, creating sustainable foundations for growth that bring value to existing and future stakeholders. They are dedicated to transforming and building outstanding technology companies in partnership with world-class management teams. You can find our press release, which discusses the proposed transaction in more detail, [HERE].

This marks the start of an exciting new chapter for Avid and our customers. Over the past five years, our team has worked to transform our company to develop innovative software and hardware solutions that support future business requirements of our customers. Through this transaction, we believe we will be able to dramatically enhance our ability to deliver results, and we’re confident that by becoming a private company, we will strengthen our business and be able to achieve greater scale, performance and speed.

With the resources afforded by STG, we believe our customers will be better served as we accelerate the provision of high-value software product innovation across our markets. We look forward to a bright future ahead as we continue doing what we do best: delivering innovative solutions that solve the creative needs of customers like you.

Importantly, we don’t anticipate that this transaction will have any impact on the products, solutions and services you currently receive from us. Please continue to speak to your normal point of contact if you have any additional questions.

We expect to complete the transaction during the fourth quarter of 2023, pending stockholder approval, regulatory approvals and other customary closing conditions. Until that time, it is business as usual and after the transaction closes, we anticipate we will be able to accelerate innovation and drive enhanced customer value. Team Avid remains focused on executing with excellence to ensure we’re helping our customers achieve their objectives and transform their businesses.

As always, thank you for your continued partnership with Avid. We are very excited for what lies ahead.

My best,

Jeff Rosica, President and Chief Executive Officer

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving Avid Technology, Inc. (the “Company”), Artisan Bidco, Inc. (“Parent”) and Artisan Merger Sub, Inc., whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at www.avid.com or by mail to Avid Technology, Inc., 75 Blue Sky Drive, Burlington, MA 01803, Attention: Whit Rappole, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 28, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations of future events and may include words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “feel,” “intend,” “may,” “plan,” “should,” “seek,” “will” and “would,” or other comparable terms, but the absence of these words does not mean a statement is not forward-looking. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction;

(vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. The foregoing list is not exhaustive, and readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and other reports and documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and ir.avid.com. Forward-looking statements speak only as of the date of this communication. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

The following user communities posts were shared by Avid Technology, Inc. on August 9, 2023:

Avid Pro Audio Community

Today, Avid, a leading technology platform that powers the media and entertainment industry, announced that it has entered into a definitive agreement to be acquired by an affiliate of STG.

This marks the start of an exciting new chapter for Avid and our customers. We believe STG's expertise in the technology sector and significant financial and strategic resources will help accelerate the achievement of our strategic vision, building on the momentum of our successful transformation over the past several years. We look forward to a bright future ahead as we continue doing what we do best: expanding our community of users and delivering solutions that solve their complex needs.

Importantly, it still is business as usual here at Avid, and we don’t anticipate that this transaction will have any impact on the products, solutions and services you currently receive from us. We plan to remain the creator’s product of choice, and thanks to your support, our dream which began more than 30 years ago grown and evolved into a proud community of 500,000+ accomplished users. We expect this chat room will remain a productive and helpful place to connect, collaborate and produce diversity of thought for music creation.

If you have any questions regarding today’s announcement, please contact our press center page. For your awareness, the link to the today’s press release can be found here [LINK].

Administrator

Avid Pro Audio Community

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving Avid Technology, Inc. (the “Company”), Artisan Bidco, Inc. (“Parent”) and Artisan Merger Sub, Inc., whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at www.avid.com or by mail to Avid Technology, Inc., 75 Blue Sky Drive, Burlington, MA 01803, Attention: Whit Rappole, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 28, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations of future events and may include words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “feel,” “intend,” “may,” “plan,” “should,” “seek,” “will” and “would,” or other comparable terms, but the absence of these words does not mean a statement is not forward-looking. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the

Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. The foregoing list is not exhaustive, and readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and other reports and documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and ir.avid.com. Forward-looking statements speak only as of the date of this communication. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Avid Pro Video Community

Today, Avid, a leading technology platform that powers the media and entertainment industry, announced that it has entered into a definitive agreement to be acquired by an affiliate of STG.

This marks the start of an exciting new chapter for Avid and our customers. We believe STG's expertise in the technology sector and significant financial and strategic resources will help accelerate the achievement of our strategic vision, building on the momentum of our successful transformation over the past several years. We look forward to a bright future ahead as we continue doing what we do best: expanding our community of users and delivering solutions that solve their complex needs.

Importantly, it still is business as usual here at Avid, and we don’t anticipate that this transaction will have any impact on the products, solutions and services you currently receive from us. We plan to remain the creator’s product of choice, and thanks to your support, our dream which began more than 30 years ago has grown and evolved into a proud community of 500,000+ accomplished users. We expect this chat room will remain a place to study, learn and provide encouragement to a community of video professionals working to perfect their craft and exploring new video editing capabilities.

If you have any questions regarding today’s announcement, please contact our press center page. For your awareness, the link to the today’s press release can be found here [LINK].

Administrator

Avid Pro Video Community

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving Avid Technology, Inc. (the “Company”), Artisan Bidco, Inc. (“Parent”) and Artisan Merger Sub, Inc., whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at www.avid.com or by mail to Avid Technology, Inc., 75 Blue Sky Drive, Burlington, MA 01803, Attention: Whit Rappole, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 28, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations of future events and may include words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “feel,” “intend,” “may,” “plan,” “should,” “seek,” “will” and “would,” or other comparable terms, but the absence of these words does not mean a statement is not forward-looking. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. The foregoing list is not exhaustive, and readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and other reports and documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and ir.avid.com. Forward-looking statements speak only as of the date of this communication. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Sibelius Forum

Today, Avid, a leading technology platform that powers the media and entertainment industry, announced that it has entered into a definitive agreement to be acquired by an affiliate of STG.

This marks the start of an exciting new chapter for Avid and our customers. We believe STG's expertise in the technology sector and significant financial and strategic resources will help accelerate the achievement of our strategic vision, building on the momentum of our successful transformation over the past several years. We look forward to a bright future ahead as we continue doing what we do best: expanding our community of users and delivering solutions that solve their complex needs.

Importantly, it still is business as usual here at Avid, and we don’t anticipate that this transaction will have any impact on the products, solutions and services you currently receive from us. We plan to remain the creator’s product of choice, and thanks to your support, our dream which began more than 30 years ago with digital video editing has grown and evolved into a proud community of 500,000+ accomplished users.

We expect that across the world, Sibelius chat room users will continue to help one another for music notation advice, sharing ideas, providing scoring tips for music composition and so much more. Avid remains committed to our promise of allowing users to seamlessly move from any device to swiftly compose music whenever your creative flow takes shape.

If you have any questions regarding today’s announcement, please contact our press center page. For your awareness, the link to the today’s press release can be found here [LINK].

Administrator

Sibelius Forum Community

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving Avid Technology, Inc. (the “Company”), Artisan Bidco, Inc. (“Parent”) and Artisan Merger Sub, Inc., whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at www.avid.com or by mail to Avid Technology, Inc., 75 Blue Sky Drive, Burlington, MA 01803, Attention: Whit Rappole, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 28, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations of future events and may include words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “feel,” “intend,” “may,” “plan,” “should,” “seek,” “will” and “would,” or other comparable terms, but the absence of these words does not mean a statement is not forward-looking. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. The foregoing list is not exhaustive, and readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and other reports and documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and ir.avid.com. Forward-looking statements speak only as of the date of this communication. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

The following email was sent to Avid Technology, Inc.’s partners on August 9, 2023:

SUBJECT: Exciting News About Avid’s Future

Dear [PARTNER],

On behalf of everyone at Avid, I’m very pleased to share the news that our company will be making a leap forward that will accelerate Avid’s strategic vision and grow the opportunities we can create for valued partners like you today and in the future.

Earlier today, Avid announced that it has entered into a definitive agreement to be acquired by an affiliate of STG, a private equity firm focused on investing in software and software-enabled technology services businesses. The firm brings experience, flexibility, and resources to build strategic value and unlock the potential of innovative companies like ours. STG builds customer-centric, market-winning portfolio companies, creating sustainable foundations for growth that bring value to existing and future stakeholders. They are dedicated to transforming and building outstanding technology companies in partnership with world-class management teams. You can find our press release, which discusses the proposed transaction in more detail, [HERE].

This marks the start of an exciting new chapter for Avid and you as one of our valued partners. Over the past five years, our team has worked to transform our company to develop innovative software and hardware solutions that support the future business requirements of our customers. Through this transaction, we will be able to dramatically enhance our ability to deliver results, and we’re confident that by becoming a private company, we will strengthen our business and be able to achieve greater scale, performance and speed so that together, we can lead the industry forward.

We believe that this transaction will strengthen our business, expand our role in the industry as a first mover, and reaffirm our commitment as the customer’s product of choice. With the resources afforded by STG, we believe we will be better positioned to accelerate the provisioning of high-value product innovation across our markets. We look forward to a bright partnership ahead as we continue doing what we do best: delivering innovative solutions that solve the creative needs of our customers.

We remain focused on strengthening our partner community and achieving mutual success by helping to educate, market, integrate and support Avid’s product portfolio. Our partners remain a critical part of our go to market infrastructure and part of the Avid family. Please continue to speak to your Partner Account Manager if you have any additional questions.

We expect to complete the transaction during the fourth quarter of 2023, pending stockholder approval, regulatory approvals and other customary closing conditions. Until that time, it is business as usual and after the transaction closes, we anticipate we will be able to accelerate innovation and drive enhanced customer value.

As always, thank you for your continued partnership with Avid. We are very excited for what lies ahead with our collaboration.

My best,

Jeff Rosica, President and Chief Executive Officer

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving Avid Technology, Inc. (the “Company”), Artisan Bidco, Inc. (“Parent”) and Artisan Merger Sub, Inc., whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at www.avid.com or by mail to Avid Technology, Inc., 75 Blue Sky Drive, Burlington, MA 01803, Attention: Whit Rappole, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 28, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations of future events and may include words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “feel,” “intend,” “may,” “plan,” “should,” “seek,” “will” and “would,” or other comparable terms, but the absence of these words does not mean a statement is not forward-looking. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s plans, business relationships, operating results and operations; (v) potential difficulties retaining employees as a result of the announcement and pendency of the proposed transaction; (vi) the response of customers, channel partners and suppliers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction. The foregoing list is not exhaustive, and readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and other reports and documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and ir.avid.com. Forward-looking statements speak only as of the date of this communication. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

The following email was sent to certain research analysts covering Avid Technology, Inc. on August 9, 2023:

Dear [ANALYST],

I’m reaching out to make sure you saw the news today that Avid has entered into a definitive agreement to be acquired by Symphony Technology Group (STG).  The press release can be found here [LINK TO PR ON EDGAR].

The all-cash transaction values Avid at approximately $1.4 billion, inclusive of Avid’s net debt. Under the terms of the agreement, Avid stockholders will receive $27.05 in cash for each share of Avid common stock. The cash purchase price represents a premium of 32.1% over the Company’s unaffected closing share price on May 23, 2023, the last full trading day prior to media speculation regarding a potential sale of the Company.

Thank you for your continued interest in Avid.

Best,

Whit

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving Avid Technology, Inc. (the “Company”), Artisan Bidco, Inc. (“Parent”) and Artisan Merger Sub, Inc., whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. The proposed transaction will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, the Company intends to file a proxy statement and other relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to the stockholders of the Company as of the record date established for voting on the proposed transaction. The Company may also file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, stockholders of the Company may obtain free copies of the documents filed with the SEC by directing a request through the Investor Relations portion of the Company’s website at www.avid.com or by mail to Avid Technology, Inc., 75 Blue Sky Drive, Burlington, MA 01803, Attention: Whit Rappole, Investor Relations.

Participants in the Solicitation

The Company and its directors, its executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2023 annual meeting of the stockholders of the Company, filed with the SEC on April 28, 2023 and in subsequent documents filed with the SEC, each of which is (or, when filed will be) available free of charge from the sources indicated above. Other information regarding the participants in the solicitation of proxies from the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.